                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
SEEKS HIGH CURRENT INCOME AND, AS A SECONDARY
OBJECTIVE, LONG TERM CAPITAL APPRECIATION.

KEMPER
EMERGING MARKETS INCOME FUND

             "... Investors increasingly are drawing a distinction
            between isolated cases of deterioration or mismanagement
                   and other emerging-market countries. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
TERMS TO KNOW
10
PORTFOLIO STATISTICS
11
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
17
NOTES TO FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
24
REPORT OF INDEPENDENT AUDITORS

At A GLANCE

 KEMPER EMERGING MARKETS INCOME FUND TOTAL RETURNS
 FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1999
 (UNADJUSTED FOR SALES CHARGE)
[BAR GRAPH]

KEMPER EMERGING MARKETS INCOME FUND CLASS A          KEMPER EMERGING             KEMPER EMERGING          LIPPER EMERGING MARKETS
-------------------------------------------        MARKETS INCOME FUND         MARKETS INCOME FUND         DEBT FUNDS CATEGORY
                                                         CLASS B                     CLASS C                    AVERAGE*
                                                   -------------------         -------------------       -----------------------
16.93%                                                    15.74%                      15.59%                      21.12%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY INCREASE THE VOLATILITY OF YOUR INVESTMENT. INVESTMENT BY THE FUND IN LOWER AND NONRATED BONDS PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN INVESTMENT IN HIGHER-RATED SECURITIES.
*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS A              $5.66      $5.39
 .........................................................
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS B              $5.64      $5.38
 .........................................................
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS C              $5.64      $5.39
 .........................................................

 KEMPER EMERGING MARKETS INCOME
 FUND RANKINGS AS OF 10/31/99*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EMERGING MARKETS DEBT CATEGORY

                         CLASS A   CLASS B   CLASS C
 .........................................................
    1-YEAR                #41 of    #43 of    #44 of
                         52 funds  52 funds  52 funds
 .........................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1999.

                           CLASS A   CLASS B   CLASS C
 ..........................................................
    ONE-YEAR INCOME:       $0.5900   $0.5416   $0.5448
 ..........................................................
    OCTOBER DIVIDENDS:     $0.0425   $0.0386   $0.0388
 ..........................................................
    ANNUALIZED
    DISTRIBUTION RATE+:      9.01%     8.21%     8.25%
 ..........................................................
    SEC YIELD+:              7.90%     7.54%     7.58%
 ..........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON OCTOBER 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED OCTOBER 31, 1999 SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

FIXED STYLE BOX

[MORNINGSTAR INCOME STYLE BOX]     Source: Data provided by Morningstar,
                                   Inc., Chicago, IL (312) 696-6000. The
                                   Income Style Box placement is based on a
                                   fund's price-to-earnings and price-to-book
                                   ratios relative to the S&P 500, as well as
                                   the size of the companies in which it
                                   invests, or median market capitalization.
                                   PLEASE NOTE THAT STYLE BOXES DO NOT
                                   REPRESENT AN EXACT ASSESSMENT OF RISK AND
                                   DO NOT REPRESENT FUTURE PERFORMANCE. THE
                                   FUND'S PORTFOLIO CHANGES FROM DAY TO DAY.
                                   A LONGER-TERM VIEW IS REPRESENTED BY THE
                                   FUND'S MORNINGSTAR CATEGORY. CATEGORY
                                   PLACEMENTS OF NEW FUNDS ARE ESTIMATED.
                                   MORNINGSTAR HAS PLACED KEMPER EMERGING
                                   MARKETS INCOME FUND IN THE DIVERSIFIED
                                   EMERGING MARKETS CATEGORY. PLEASE CONSULT
                                   THE PROSPECTUS FOR A DESCRIPTION OF
                                   INVESTMENT POLICIES.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

    Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

    Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

    First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

    As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

    To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

    Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

    Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

    Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

    GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

    At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

    In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

    Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.

    First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                     NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                     --------------          ------------            ----------            -----------
10-year Treasury rate(1)                   6.00                   5.50                   4.80                   5.90
Prime rate(2)                              8.50                   7.75                   8.00                   8.50
Inflation rate(3)*                         2.60                   2.30                   1.50                   2.00
The U.S. dollar(4)                         -0.7                   -0.9                   1.20                   9.40
Capital goods orders(5)*                  12.60                   2.50                   -0.6                   6.40
Industrial production(5)*                  3.30                   2.90                   3.50                   6.90
Employment growth(6)*                      2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
    More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
    Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. the opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of November 18, 1999, and may not actually come to pass. this information is subject to change. no part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[SALTZMAN PHOTO]

ISABEL SALTZMAN IS THE PRODUCT LEADER AND SENIOR PORTFOLIO MANAGER FOR SCUDDER KEMPER INVESTMENTS' EMERGING MARKETS BOND GROUP. A NATIVE OF CHILE, SALTZMAN RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND ECONOMICS FROM TUFTS UNIVERSITY AND A MASTER'S DEGREE FROM THE SCHOOL OF INTERNATIONAL AFFAIRS, COLUMBIA UNIVERSITY. SHE HAS 18 YEARS OF EMERGING-MARKET INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST 12-MONTH PERIOD, THE EMERGING-MARKET-DEBT CLASS HAS BEGUN TO SHOW SIGNS THAT IT MAY BE MATURING. DESPITE SEVERAL DEVALUATIONS AND POLITICAL UPHEAVALS, THE MARKET LARGELY KEPT ITS COMPOSURE, YIELDING STRONG RETURNS. RATHER THAN SELLING THE ENTIRE MARKET, INVESTORS HAVE BEEN ABLE TO DIFFERENTIATE CREDITS WITHIN EMERGING-MARKET COUNTRIES -- PUNISHING INDIVIDUAL CREDITS WITH WEAK FUNDAMENTALS AND REWARDING THOSE THAT PRACTICE SOUND ECONOMIC POLICY. PORTFOLIO MANAGER ISABEL SALTZMAN RECAPS THE HIGHLIGHTS OF THIS PERIOD AND SHARES HER OUTLOOK FOR EMERGING-MARKET BONDS.

Q     FOLLOWING LAST YEAR'S SHARP SELL-OFF, EMERGING-MARKET DEBT HAS SHOWN A
STRONG RECOVERY. WHAT WERE SOME OF THE HEADLINES FROM THIS PAST YEAR?

A     Market conditions have changed dramatically in the past 12 months. In
January, Brazil devalued its currency. With the Asian crisis and Russian default still weighing on investors' minds, the markets grew jittery. That said, the market environment was still quite different from that of the third quarter 1998. First of all, the high-profile hedge funds responsible for the unwinding of excess leverage following the 1998 Russian debacle were no longer present. Because of this, we did not have the snowball effect of investors dumping holdings to pay off margin calls and leaving bond prices further depressed in the wake of their mass exodus. Second, Brazil had $30 billion in reserves. The market was actually relieved when the country elected to let its currency float, because Brazil could use those reserves to finance its external debt rather than spend them trying to protect the currency. Because of this, Brazil's market rebounded soundly just days after this devaluation.

      Asia's rebound was another top story this year. Prior to the Brazilian devaluation, many emerging-market bond investors began looking outside of Latin America for more lucrative opportunities. Asia was a big beneficiary of this. Emerging Asian markets were showing strong signs of rebounding from Thailand's currency devaluation in the summer of 1998, and the influx of capital investors supported the rebound. Korea was upgraded by the rating agencies in February, the yen began to stabilize, and the U.S. economy continued to show strength, together contributing to a strong market for Asia's all-important exports.

      Toward the end of the second quarter of 1999, U.S. interest-rate concerns and Y2K fears became a focal point. With the United States having served as the global growth engine for much of 1998, investors grew worried that global growth would slow if the United States raised interest rates. Additionally, uncertainty surrounding market appetite for new issues during the last months of the year as the Y2K rollover approached raised concerns that issuers would move their remaining 1999 financing needs forward. These concerns put significant pressure on credit spreads (see Terms To Know on page 8) in general; by the beginning of June, the Federal Reserve began to take back the 75 basis points of easing it gave to the market the previous

PERFORMANCE UPDATE

year. While the U.S. equity market witnessed volatility during this period, emerging markets saw limited impact. And while the Federal Reserve was attempting to orchestrate a soft landing in the United States, signs of growth in Europe and Japan were emerging. Global growth would not be slowing after all; rather, it would be redistributed.

      And, we also had the first-ever Brady bond default. Ecuador announced it would delay a $96 million interest payment that was due on August 31, and would seek a restructuring on its $6 billion of outstanding Brady debt. However, this announcement had a muted impact on the markets; investors considered Ecuador to be its own case and were able to differentiate its deteriorating credit from that of other emerging markets.

Q     WITH SO MUCH HAPPENING INTERNALLY AND EXTERNALLY, ARE EMERGING MARKETS
FUNDAMENTALLY DIFFERENT TODAY FROM HOW THEY WERE ONE YEAR AGO?

A     One interesting development has been that investors increasingly are drawing a distinction between isolated cases of deterioration or mismanagement and other emerging-market countries. Investors are taking the time to differentiate between credits and are pricing assets accordingly. This has served to diminish the risk that negative events in any one market would lead to contagion across the asset class. The relatively muted impact of Ecuador's recent announcement to restructure their external debt serves to illustrate this point. The market was clearly differentiating between individual emerging markets, something it hadn't done well before. In the past, all emerging markets tended to be painted with the same brush, and setbacks were quite contagious.

      Recently, many of the factors that have been impacting emerging-market prices are external influences such as global interest rates and Y2K fears, rather than emerging-market fundamentals. Underlying economic trends within the individual countries are mostly positive and recovering commodity prices should help fuel the resurgence of growth. What's more, the rebalancing of global growth should provide the global liquidity necessary to support this growth.

      Finally, there are increasing instances of active debt management by these countries through debt exchanges and Brady bond buybacks. This recently provided a huge boost for Brazilian debt, for example, and the Philippines and Argentina have also undertaken exchanges. Additionally, Mexico has been very active in terms of buying back its debt.

Q     LET'S TALK ABOUT SOME SPECIFIC EMERGING-MARKET COUNTRIES. WHAT ARE SOME OF
THE MORE IMPORTANT DEVELOPMENTS IN THE INDIVIDUAL MARKETS SINCE OUR APRIL 30 REPORT?

A     Despite some of the turmoil witnessed by Latin America this year, Mexico continues to stand apart from its neighbors. With more than 85 percent of its exports heading to the United States, Mexico's economy is more closely tied to the United States than to Brazil or Argentina, and the strong U.S. economy benefited Mexico. Also, Mexico's flexible exchange rate allows shocks in the external markets to be absorbed by the peso. Rising oil prices and a strong, fiscally responsible Mexican government seals the positive picture for that country.

      Brazil has made a surprisingly strong turnaround since its devaluation in January. The country was able to avoid an economic retraction this year. Domestic interest rates continue to fall and the currency has stabilized. The Brazilian Central Bank adopted a restrictive monetary policy and continues to focus on inflation. On the fiscal side, Brazil is set to meet its year-end IMF (see Terms To Know on page 8) targets. That said, the government needs to maintain the positive momentum and push through much-needed reform.

      Argentine debt rallied strongly late in the third quarter, buoyed by brightening electoral chances of the market's favorite presidential candidate, Fernando de la Rua. We are currently awaiting de la Rua's cabinet appointments and expect to see competent, well respected personnel named. However, de la Rua's challenge is to demonstrate fiscal austerity while at the same time jump-starting the economy.

      In Eastern Europe, we increased our allocation to Russian eurobonds in June. Given the commitment of the Russian government to continue servicing Russian Federation debt, we felt that the eurobonds still offered upside potential. We also added Turkey to the portfolio in May as that country's fundamentals continue to improve. The recently established coalition government continues to make strides on structural reforms and has received positive feedback from the IMF.

      In Asia, the Korean economic situation is simply incredible: Exports, industrial production and retail sales are up dramatically. To a lesser degree, Thailand, the Philippines and Malaysia are also experiencing economic rebounds. The news can only get better as Japan returns to economic growth.

PERFORMANCE UPDATE

Q     WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD IN LIGHT
OF THESE CIRCUMSTANCES?

A     Early on in the period, we reduced our exposure to Brazil and Latin
America because of our concerns about Brazil's fiscal situation as well as the prospects for the currency devaluation and its impact on neighboring countries. The exception to this move was our increased position in Venezuela, which is a heavy exporter of oil and would benefit from the upturn in oil prices. We rotated into Eastern Europe and Asia in time to catch the Asian rally in February. By March, we reduced our position in Bulgaria over concerns surrounding the impact of the Kosovo crisis on its neighboring countries.

      As Asian bonds began looking expensive in April, we took profits from our holdings there and reinvested in Latin America, where the situation had begun to stabilize. Foreign direct investment was increasing, the currency had stabilized, and the equity markets were picking up. The one exception was Argentina, where we reduced our exposure because of political concerns surrounding the upcoming presidential election and the threat of higher U.S. interest rates. Because the Argentine peso is pegged to the U.S. dollar, that country's rates would rise in tandem with U.S. rates, a clear detriment to the Argentine economy, as the looming recession would be magnified by an increase in rates.

      In June, we sold our remaining position in Ecuador and began adding to Russia. The Russian eurobonds continued to demonstrate strength on the back of Russia's commitment to service these bonds.

Q     KEMPER EMERGING MARKETS INCOME FUND RETURNED 16.93 PERCENT (CLASS A SHARES
UNADJUSTED FOR SALES CHARGE) FOR THE 12 MONTHS ENDING OCTOBER 31. HOW DOES THIS COMPARE WITH ITS BENCHMARK INDEX?

A     We underperformed the J.P. Morgan Emerging Markets Bond Global Constrained
index,* which returned 19.98 percent for the year. The difference is primarily a result of our reluctance to return to the Russian market late in the first quarter. It was not clear at that time that Russia was committed to servicing their debt. The economy was contracting, the negotiations involving Soviet-era debt were unclear, and the availability of monies to service the debt was in question. The Russian eurobonds went on to return more than 100 percent for the year, boosting the benchmark.

* J.P. MORGAN EMERGING MARKETS BOND GLOBAL CONSTRAINED INDEX TRACKS TOTAL RETURNS FOR TRADED EXTERNAL-CURRENCY DENOMINATED BRADY BONDS. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHAT DO YOU EXPECT THE NEXT SIX MONTHS WILL HOLD FOR EMERGING-MARKET DEBT
INVESTORS?

A     Our overall outlook for emerging markets is positive. Emerging-market currencies have rebounded and commodity prices are healthy. Most important, we're seeing global growth, which means that even if the U.S. economy begins to cool, Europe and Japan should be able to provide important support for emerging-market exports. We expect foreign direct investment to increase and for political uncertainty to subside. Governments should continue to practice fiscal responsibility and actively manage their debt. From a technical standpoint, the market remains supported as we expect to see increased demand from hedge funds and crossover accounts returning to the market. However, risks do remain. A sharp downturn in U.S. equities or a significant uptick in U.S. inflation prompting further Fed tightenings could adversely impact spread levels.

      Emerging-market bonds are paying handsome spreads over U.S. Treasuries today. We believe the current spreads represent an attractive entry level for investors seeking high current income plus capital appreciation. We expect to see continued spread tightening in the coming months as concerns over Y2K and political noise dissipate, and the global growth scenario gains momentum, lending support to commodity prices and emerging-market bonds.

Q     HOW WILL YOU POSITION KEMPER EMERGING MARKET INCOME FUND TO TAKE ADVANTAGE
OF THIS OUTLOOK?

A Overall, we remain optimistic about the markets, and continue to focus the portfolio on credit quality and liquidity. Global fundamentals remain supportive and the underlying economic trends continue to point toward further spread tightening in emerging markets. Among the regions we favor, Latin America remains poised to lead the market higher. With room for further cuts in interest rates and increasing foreign direct investment in this region, we expect Latin America to continue its economic turnaround. The fund will continue to search for opportunities throughout the world in an attempt to provide our shareholders with high current income as well as long-term capital appreciation.

PERFORMANCE UPDATE

PRIMARY GEOGRAPHIC DISTRIBUTION AS OF OCTOBER 31, 1999*

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

                                              PRIMARY GEOGRAPHIC DISTRIBUTION
                                              -------------------------------
Mexico                                                     20.4
Other                                                      18.5
Brazil                                                     12.5
Argentina                                                   9.3
Venezuela                                                   8.2
Russia                                                      7.5
Bulgaria                                                    6.3
Colombia                                                    4.8
Turkey                                                      4.6
Philippines                                                 4.5
Peru                                                        3.4

* GEOGRAPHIC DISTRIBUTION IS SUBJECT TO CHANGE.


TERMS TO KNOW
--------------------------------------------------------------------------------

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, 5.00 percent to 5.50 percent represents an increase of 50 basis points.

CREDIT SPREAD The difference in yield between non-U.S. Treasury bonds, such as emerging-market bonds, and U.S. Treasury bonds of comparable maturity. If credit spreads are said to be widening, for example, it typically means that the yields of non-U.S. Government issues have been rising. In contrast, narrowing spreads generally mean the yields of non-U.S. Government issues have been falling.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Devaluation may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars, it takes more of the foreign currency to purchase U.S. dollars.

INTERNATIONAL MONETARY FUND (IMF) An international banking organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports and raising exports.

LIQUIDITY The ease with which an investment or asset can be converted into cash within a reasonably short period of time.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                       1-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS INCOME FUND CLASS A        11.75%      -18.45%      (since 12/31/97)
 ....................................................................................................
    KEMPER EMERGING MARKETS INCOME FUND CLASS B        12.74       -18.33       (since 12/31/97)
 ....................................................................................................
    KEMPER EMERGING MARKETS INCOME FUND CLASS C        15.59       -17.16       (since 12/31/97)
 ....................................................................................................

KEMPER EMERGING MARKETS INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/97 to 10/31/99
[LINE GRAPH]

                                                     KEMPER EMERGING
                                                   MARKETS INCOME FUND         JP MORGAN EMERGING
                                                        CLASS A(1)               MARKETS INDEX+          CONSUMER PRICE INDEX++
                                                   -------------------         ------------------        ----------------------
12/31/97                                                   9425                       10000                       10000
                                                           9425                        9980                       10019
                                                           9643                       10265                       10037
                                                           9940                       10521                       10056
                                                           9990                       10546                       10074
                                                           9470                       10187                       10093
                                                           8833                        9892                       10105
7/31/98                                                    8894                        9960                       10118
                                                           5032                        7097                       10130
                                                           5436                        7791                       10143
                                                           5807                        8295                       10167
                                                           6280                        8784                       10167
                                                           5996                        8564                       10161
                                                           5753                        8247                       10186
2/28/99                                                    5807                        8365                       10198
                                                           6240                        8999                       10229
                                                           6675                        9613                       10304
                                                           6128                        9065                       10304
                                                           6536                        9471                       10304
                                                           6412                        9274                       10335
                                                           6380                        9261                       10360
                                                           6560                        9585                       10409
10/31/99                                                   6790                        9955                       10459

KEMPER EMERGING MARKETS INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/97 to 10/31/99
[LINE GRAPH]

                                                     KEMPER EMERGING
                                                   MARKETS INCOME FUND         JP MORGAN EMERGING
                                                        CLASS B(1)               MARKETS INDEX+          CONSUMER PRICE INDEX++
                                                   -------------------         ------------------        ----------------------
12/31/97                                                  10000                       10000                       10000
                                                           9989                        9980                       10019
                                                          10211                       10265                       10037
                                                          10529                       10521                       10056
                                                          10563                       10546                       10074
                                                          10016                       10187                       10093
                                                           9334                        9892                       10105
7/31/98                                                    9379                        9960                       10118
                                                           5302                        7097                       10130
                                                           5590                        7791                       10143
                                                           6112                        8295                       10167
                                                           6607                        8784                       10167
                                                           6291                        8564                       10161
                                                           6031                        8247                       10186
2/28/99                                                    6095                        8365                       10198
                                                           6545                        8999                       10229
                                                           6986                        9613                       10304
                                                           6407                        9065                       10304
                                                           6830                        9471                       10304
                                                           6695                        9274                       10335
                                                           6656                        9261                       10360
                                                           6839                        9585                       10409
10/31/99                                                   6846                        9955                       10459

KEMPER EMERGING MARKETS INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/97 to 10/31/99
[LINE GRAPH]

                                                     KEMPER EMERGING
                                                   MARKETS INCOME FUND         JP MORGAN EMERGING
                                                        CLASS C(1)               MARKETS INDEX+          CONSUMER PRICE INDEX++
                                                   -------------------         ------------------        ----------------------
12/31/97                                                  10000                       10000                       10000
                                                           9989                        9980                       10019
                                                          10211                       10265                       10037
                                                          10529                       10521                       10056
                                                          10574                       10546                       10074
                                                          10016                       10187                       10093
                                                           9335                        9892                       10105
7/31/98                                                    9381                        9960                       10118
                                                           5303                        7097                       10130
                                                           5591                        7791                       10143
                                                           6125                        8295                       10167
                                                           6620                        8784                       10167
                                                           6304                        8564                       10161
                                                           6032                        8247                       10186
2/28/99                                                    6097                        8365                       10198
                                                           6548                        8999                       10229
                                                           6989                        9613                       10304
                                                           6410                        9065                       10304
                                                           6833                        9471                       10304
                                                           6686                        9274                       10335
                                                           6660                        9261                       10360
                                                           6844                        9585                       10409
10/31/99                                                   7080                        9955                       10459

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES,WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND
 CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
 (CDSC) AS FOLLOWS: 1-YEAR, 3%; 5-YEAR, 1%; SINCE INCEPTION, 0 PERCENT AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURNS REFLECT ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER EMERGING MARKETS INCOME FUND WITH THE TWO INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

    THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING RISKS RELATED TO FOREIGN INVESTMENTS AND TO A NON-DIVERSIFIED INVESTMENT COMPANY, ARE DISCUSSED IN THE PROSPECTUS. RISKS ASSOCIATED WITH FOREIGN SECURITIES, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, MAY AFFECT YOUR INVESTMENT. AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST MORE THAN 5% OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN GOVERNMENT.

(+) J.P. MORGAN EMERGING MARKETS BOND INDEX IS TRACKS TOTAL RETURN FOR TRADED
    EXTERNAL CURRENCY DENOMINATED BRADY BONDS. SOURCE IS J.P. MORGAN

(++)THE U.S. CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME,
    IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS WIESENBERGER

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 10/31/99              ON 10/31/98
--------------------------------------------------------------------------------
    BONDS                                100%                      91%
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                  --                        9
--------------------------------------------------------------------------------
                                         100%                     100%

                                     [PIE CHART]              [PIE CHART]

QUALITY

--------------------------------------------------------------------------------
                                     ON 10/31/99              ON 10/31/98
--------------------------------------------------------------------------------
    BBB                                    6%                      --
--------------------------------------------------------------------------------
    BB                                    58                       72%
--------------------------------------------------------------------------------
    B                                     32                        1
--------------------------------------------------------------------------------
    CCC                                   --                        4
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                  --                        5
--------------------------------------------------------------------------------
    NOT RATED                              4                       18
--------------------------------------------------------------------------------
                                         100%                     100%

                                     [PIE CHART]              [PIE CHART]

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                     ON 10/31/99              ON 10/31/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                 11.4 years               14.3 years
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS INCOME FUND

Portfolio of Investments at October 31, 1999

-------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL     MARKET
BOND OBLIGATIONS--100.0%                                                                    AMOUNT ($)   VALUE ($)
-------------------------------------------------------------------------------------------------------------------
ARGENTINA--9.3%
                                       Argentine Republic, Floating Rate Bond, Series L,
                                         LIBOR plus .8125%, (6.813%), 3/31/2005               308,000       272,641
                                       Argentine Republic, 11.00%, 12/4/2005                  230,000       219,650
                                       Argentine Republic, Collateralized Discount
                                         Floating Rate Bond, Series L, 6.00%, 3/31/2023        80,000        60,700
                                       ----------------------------------------------------------------------------
                                                                                                            552,991
-------------------------------------------------------------------------------------------------------------------
BRAZIL--12.5%
                                       Federative Republic of Brazil, 9.375%, 4/7/2008        230,000       188,600
                                       Federative Republic of Brazil, 11.625%, 4/15/2004      235,000       225,600
                                       Federative Republic of Brazil, "New" Money Bond,
                                         Floating Rate Bond, LIBOR plus .875%, (7.00%),
                                         04/15/2009                                           130,000        95,550
                                       Federative Republic of Brazil, Debt Conversion
                                         Bond, Series L, LIBOR plus .875%, (7.00%),
                                         4/15/2012                                            240,000       157,500
                                       Federative Republic of Brazil Global Bond, 10.125%,
                                         05/15/2027                                           100,000        78,500
                                       ----------------------------------------------------------------------------
                                                                                                            745,750
-------------------------------------------------------------------------------------------------------------------
BULGARIA--6.3%
                                       Republic of Bulgaria, Interest Arrears Bond, LIBOR
                                         plus .8125%, (6.50%), 7/28/2011                      365,000       278,312
                                       Republic of Bulgaria, Floating Rate Reduction,
                                         Step-up Coupon Collateralized Bond "A", 2.750%,
                                         7/28/2012                                             95,000        64,006
                                       Republic of Bulgaria, Collateralized Discount Bond,
                                         Tranche A, LIBOR plus .8125%, (6.50%), 7/28/2024      40,000        29,650
                                       ----------------------------------------------------------------------------
                                                                                                            371,968
-------------------------------------------------------------------------------------------------------------------
COLOMBIA--4.8%
                                       Republic of Colombia, 7.625%, 2/15/2007                160,000       131,701
                                       Republic of Columbia, 8.375%, 2/15/2027                170,000       126,650
                                       Republic of Columbia, 8.625%, 4/1/2008                  35,000        29,837
                                       ----------------------------------------------------------------------------
                                                                                                            288,188
-------------------------------------------------------------------------------------------------------------------
JAMAICA--1.9%
                                       Government of Jamaica, 10.875%, 6/10/2005              124,000       115,940
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
KOREA--0.6%
                                       Republic of Korea, 8.875%, 04/15/2008                   35,000        36,400
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MALAYSIA--2.8%
                                       Government of Malaysia, 8.75%, 6/1/2009                160,000       164,400
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MEXICO--20.4%
                                       Petroleos Mexicanos S.A., 9.5%, 9/15/2027              205,000       176,300
                                       Petroleos Mexicanos S.A., 8.85%, 9/15/2007             130,000       118,300
                                       United Mexican States Global Bond, 11.375,9/15/2016     40,000        42,660
                                       United Mexican States, Floating Rate Discount Note,
                                         Series B, LIBOR plus .8125%, (5.875%), 12/31/2019    500,000       437,500
                                       United Mexican States, Floating Rate Discount Note,
                                         Series C, LIBOR plus .8125%, (5.875%), 12/31/2019    250,000       218,750
                                       United Mexican States, Floating Rate Discount Note,
                                         Series D, LIBOR plus .8125%, (6.068%), 12/31/2019    250,000       218,750
                                       ----------------------------------------------------------------------------
                                                                                                          1,212,260
-------------------------------------------------------------------------------------------------------------------
MOROCCO--2.7%
                                       Kingdom of Morocco, Restructuring and Consolidation
                                         Agreement, Tranche A, Floating Rate Bond, LIBOR
                                         plus .8125%, (5.906%), 1/01/2009                     180,726       158,361
                                       ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL      MARKET
                                                                                            AMOUNT ($)   VALUE ($)
-------------------------------------------------------------------------------------------------------------------
NIGERIA--2.5%
                                       Central Bank of Nigeria, 6.25%, 11/15/2020             250,000       146,875
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
PANAMA--3.0%
                                       Republic of Panama, Past Due Interest Bond, 6.5%,
                                         07/17/2016                                           239,858       179,894
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
PERU--3.4%
                                       Republic of Peru, Front Loaded Interest Reduction
                                         Bond, 3.75%, 3/7/2017                                305,000       167,750
                                       Republic of Peru, Past Due Interest Bond, 4.5%,
                                         3/07/2017                                             60,000        37,200
                                       ----------------------------------------------------------------------------
                                                                                                            204,950
-------------------------------------------------------------------------------------------------------------------
PHILIPPINES--4.5%
                                       Republic of the Philippines, 8.875%, 4/15/2008         160,000       156,200
                                       Republic of the Philippines, 9.875%, 1/15/2019         115,000       111,550
                                       ----------------------------------------------------------------------------
                                                                                                            267,750
-------------------------------------------------------------------------------------------------------------------
RUSSIA--7.5%
                                       (a)Russian Federation Principal Loan, Floating Rate
                                         Bond, LIBOR plus .8125%, 5.969%, 12/15/2020          925,000        85,563
                                       Russian Ministry of Finance, 10.00%, 6/26/2007         481,000       238,095
                                       Russian Ministry of Finance, 11.75%, 6/10/2003         205,000       125,050
                                       ----------------------------------------------------------------------------
                                                                                                            448,708
-------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC--2.0%
                                       Slovak Republic, 9.50%, 05/28/2003                     115,000       116,438
                                       ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--3.0%
                                       Republic of South Africa, 8.375%, 10/17/2006            31,000        30,225
                                       Republic of South Africa, 8.50%, 6/23/2017             104,000        91,260
                                       Republic of South Africa, 9.125%, 5/19/2009             55,000        55,344
                                       ----------------------------------------------------------------------------
                                                                                                            176,829
-------------------------------------------------------------------------------------------------------------------
TURKEY--4.6%
                                       Republic of Turkey, 11.875%, 11/5/2004                  95,000        94,647
                                       Republic of Turkey, 12.00%, 12/12/2008                 110,000       111,375
                                       Republic of Turkey, 12.375%, 6/15/2009                  64,000        64,640
                                       ----------------------------------------------------------------------------
                                                                                                            270,662
-------------------------------------------------------------------------------------------------------------------
VENEZUELA--8.2%
                                       Republic of Venezuela, Debt Conversion Bond,
                                         Floating Rate Bond, Series DL, LIBOR plus .875%,
                                         (6.313%), 12/18/2007                                 607,141       487,716
                                       ----------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $5,621,077)                                                  5,946,080
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non income producing security.

Based on the cost of investments of $5,628,229 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $320,935, the gross unrealized depreciation was $3,084, and the net unrealized depreciation on investments was $317,851.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
October 31, 1999


---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost $5,621,077)                                               $ 5,946,080
---------------------------------------------------------------------------
Cash                                                                 76,224
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  355,072
---------------------------------------------------------------------------
  Interest                                                          161,438
---------------------------------------------------------------------------
  Fund shares sold                                                      698
---------------------------------------------------------------------------
  Reimbursement from Adviser                                         72,455
---------------------------------------------------------------------------
Deferred organization expense                                         8,060
---------------------------------------------------------------------------
    TOTAL ASSETS                                                  6,620,027
---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               35,053
---------------------------------------------------------------------------
  Dividends                                                           5,888
---------------------------------------------------------------------------
  Investments purchased                                             304,486
---------------------------------------------------------------------------
  Other payables and accrued expenses                               184,031
---------------------------------------------------------------------------
    Total liabilities                                               529,458
---------------------------------------------------------------------------
NET ASSETS                                                      $ 6,090,569
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Paid-in capital                                                 $ 8,404,352
---------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments              (2,592,351)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           325,003
---------------------------------------------------------------------------
Accumulated distributions in excess of net investment income        (46,435)
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 6,090,569
---------------------------------------------------------------------------
 NET ASSET VALUE
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($4,380,953 / 774,398 shares outstanding)                           $5.66
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $6.01
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,510,828 / 268,000)                                              $5.64
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($198,788 / 35,271 shares outstanding)                              $5.64
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

-------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------
October 31, 1999


-------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------
  Interest                                                      $ 656,650
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   57,977
-------------------------------------------------------------------------
  Interest expense                                                 11,005
-------------------------------------------------------------------------
  Distribution services fee                                         9,687
-------------------------------------------------------------------------
  Administrative services fee                                      14,494
-------------------------------------------------------------------------
  Custodian and accounting fees                                   143,329
-------------------------------------------------------------------------
  Transfer agent fees                                              14,556
-------------------------------------------------------------------------
  Audit                                                            11,773
-------------------------------------------------------------------------
  Legal                                                             5,736
-------------------------------------------------------------------------
  Reports to shareholders                                          28,560
-------------------------------------------------------------------------
  Registration fees                                                   282
-------------------------------------------------------------------------
  Amortization of organization expenses                             4,435
-------------------------------------------------------------------------
  Directors' fees                                                  15,739
-------------------------------------------------------------------------
  Other expenses                                                    1,597
-------------------------------------------------------------------------
    Expenses, before expense deductions                           319,170
-------------------------------------------------------------------------
Less expenses reductions                                         (199,442)
-------------------------------------------------------------------------
    Expenses, net                                                 119,728
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                             536,922
-------------------------------------------------------------------------
 NET REALIZED AND ANNUALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------
  Net realized gain (loss) on investments securities             (508,701)
-------------------------------------------------------------------------
Change in net unrealized appreciation on investments              806,754
-------------------------------------------------------------------------
Net gain on investments                                           298,053
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 834,975
-------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

-------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                                                    FROM DECEMBER 31,
                                                                    FOR THE         1997 (COMMENCEMENT
                                                                   YEAR ENDED       OF OPERATIONS) TO
                                                                OCTOBER 31, 1999     OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
  Net investment income                                            $  536,922              417,627
------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (508,701)          (2,083,650)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                806,754             (481,751)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                          834,975           (2,147,774)
------------------------------------------------------------------------------------------------------
Distribution from net investment income                              (609,401)            (399,348)
------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                          824,806            7,567,311
------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        1,050,380            5,020,189
------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------
Beginning of period                                                 5,040,189               20,000
------------------------------------------------------------------------------------------------------
END OF PERIOD (including accumulated distributions in excess
  of net investments (46,435) and $18,279.)                        $6,090,569            5,040,189
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

-----------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------
For the year ended October 31, 1999

-----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
-----------------------------------------------------------------------------
Investment income received                                      $     466,998
-----------------------------------------------------------------------------
Payment of operating expenses                                         (59,562)
-----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                  21,007,971
-----------------------------------------------------------------------------
Purchases of investments                                          (22,177,768)
-----------------------------------------------------------------------------
Net purchases of short-term investments                               802,043
-----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                                39,682
-----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
-----------------------------------------------------------------------------
Subscriptions from Fund share activity                                436,215
-----------------------------------------------------------------------------
Distributions paid (net of investment of dividends)                   (67,495)
-----------------------------------------------------------------------------
Net decrease of loan principal                                       (332,696)
-----------------------------------------------------------------------------
  Cash provided by financing activities                                36,024
-----------------------------------------------------------------------------
  Increase in cash                                                     75,706
-----------------------------------------------------------------------------
  Cash at beginning of period                                             518
-----------------------------------------------------------------------------
  CASH AT END OF PERIOD                                                76,224
-----------------------------------------------------------------------------
 RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES:
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                          834,975
-----------------------------------------------------------------------------
Amortization of organization cost                                       4,435
-----------------------------------------------------------------------------
Accertion                                                            (144,842)
-----------------------------------------------------------------------------
Net increase (decrease) in realized gain (loss)                       508,701
-----------------------------------------------------------------------------
Net increase (decrease) in investments                               (100,495)
-----------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
  (depreciation) on investments                                      (806,754)
-----------------------------------------------------------------------------
(Increase) decrease in interest receivable                            (44,810)
-----------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (286,968)
-----------------------------------------------------------------------------
Increase (decrease) in payable for investments purchased               19,709
-----------------------------------------------------------------------------
Increase (decrease) in accrued expenses                                55,731
-----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                         $      36,682
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Emerging Markets Income Fund (the "fund") is a non-diversified series of Kemper
                             Global/International Series, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company organized as a Maryland Corporation.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities
                             purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of

NOTES TO FINANCIAL STATEMENTS

                             both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REVERSE REPURCHASE AGREEMENTS. The fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1999, the fund had a net tax basis net loss carryforward of approximately $2,585,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2006 ($1,184,000) and October 31, 2007 ($1,401,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1999.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.00% of average daily net assets. However, the fund incurred no management fee for the period ended
                             October 31, 1999, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under this arrangement, Scudder Kemper waived and absorbed expenses of $199,442 for the period ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999 are $341.

                             For services under the distribution agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999, are $5,469, after an expense waiver of $4,512 of which $4,012 is unpaid as of October 31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of us to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1999, after an expense waiver of $14,494 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, divided paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $14,556 for the period ended October 31, 1999, $13,575 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1999, after a fee waiver of $50,004 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1999, the fund made no payments to its officers and incurred directors' fees of $15,739 paid to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $22,197,477

                             Proceeds from sales                      21,294,939

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                                     FOR THE PERIOD FROM
                                                                                                      DECEMBER 31, 1997
                                                                                                       (COMMENCEMENT OF
                                                                      YEAR ENDED                        OPERATIONS) TO
                                                                   OCTOBER 31, 1999                    OCTOBER 31, 1998
                                                              --------------------------           ------------------------
                                                               SHARES          AMOUNT              SHARES          AMOUNT
                                       ------------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------------
                                        Class A                184,056       $ 1,009,040           794,635       $6,603,975
                                       ------------------------------------------------------------------------------------
                                        Class B                195,032         1,078,038           100,980          678,434
                                       ------------------------------------------------------------------------------------
                                        Class C                 65,009           359,909            17,712          137,043
                                       ------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------------
                                        Class A                 83,424           454,581            45,735          318,984
                                       ------------------------------------------------------------------------------------
                                        Class B                 13,313            72,272             2,465           15,273
                                       ------------------------------------------------------------------------------------
                                        Class C                  1,682             9,165               615            4,215
                                       ------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------------
                                        Class A               (308,884)       (1,663,719)          (25,270)        (161,488)
                                       ------------------------------------------------------------------------------------
                                        Class B                (41,819)         (225,292)           (2,673)         (17,252)
                                       ------------------------------------------------------------------------------------
                                        Class C                (49,230)         (269,188)           (1,219)         (11,873)
                                       ------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS           $   824,806                         $7,567,311
                                       ------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require to untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    BORROWINGS              The weighted average outstanding daily balance of
                             all reverse repurchase agreements (based on the number of days the loans were outstanding) was approximately $1,067,419, with an average interest rate of 3.30%. Interest expense for the year ended
                             October 31, 1999 amounted to $11,005. The maximum borrowings outstanding during the year ended
                             October 31, 1999 was $1,442,263.

FINANCIAL HIGHLIGHTS

                                                       ---------------------------------------
                                                                       CLASS A
                                                       ---------------------------------------
                                                                             FOR THE PERIOD
                                                                                FROM
                                                                             DECEMBER 31, 1997
                                                         FOR THE             (COMMENCEMENT OF
                                                        YEAR ENDED           OPERATIONS) TO
                                                       OCTOBER 31, 1999(A)   OCTOBER 31, 1998
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $5.39                 9.50
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .52                  .64
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       .34                (4.14)
----------------------------------------------------------------------------------------------
Total from investment operations                                .86                (3.50)
----------------------------------------------------------------------------------------------
Less distribution from net investment income                    .59                  .61
----------------------------------------------------------------------------------------------
Net asset value, end of period                                $5.66                 5.39
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                  16.93%              (38.39)
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses, before expense reductions                            5.23%                1.68
----------------------------------------------------------------------------------------------
Expenses, net (excluding interest)                             1.66%                2.46
----------------------------------------------------------------------------------------------
Expenses, net                                                  1.86%                5.12
----------------------------------------------------------------------------------------------
Net investment income                                          9.47%               10.59
----------------------------------------------------------------------------------------------

                                                      ----------------------------------------
                                                                       CLASS B
                                                      ----------------------------------------
                                                                             FOR THE PERIOD
                                                                                FROM
                                                                             DECEMBER 31, 1997
                                                         FOR THE             (COMMENCEMENT OF
                                                        YEAR ENDED           OPERATIONS) TO
                                                       OCTOBER 31, 1999(A)   OCTOBER 31, 1998
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $5.38                 9.50
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .47                  .53
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       .33                (4.09)
----------------------------------------------------------------------------------------------
Total from investment operations                                .80                (3.56)
----------------------------------------------------------------------------------------------
Less distribution from net investment income                    .54                  .56
----------------------------------------------------------------------------------------------
Net asset value, end of period                                $5.64                 5.38
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                  15.74%              (38.87)
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses, before expense reductions                            6.45%                2.56
----------------------------------------------------------------------------------------------
Expenses, net (excluding interest)                             2.58%                3.34
----------------------------------------------------------------------------------------------
Expenses, net                                                  2.78%                6.75
----------------------------------------------------------------------------------------------
Net investment income                                          8.55%                9.71
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             -------------------------------------------------
                                                                                  CLASS C
                                                             -------------------------------------------------
                                                                                            FOR THE PERIOD
                                                                                                FROM
                                                                                            DECEMBER 31, 1997
                                                                FOR THE                     (COMMENCEMENT OF
                                                               YEAR ENDED                   OPERATIONS) TO
                                                             OCTOBER 31, 1999(A)            OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $5.39                          9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .46                           .54
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               .33                         (4.09)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .79                         (3.55)
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                            .54                           .56
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.64                          5.39
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          15.59%                       (38.75)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions                                    6.98%                         2.53
--------------------------------------------------------------------------------------------------------------
Expenses, net (excluding interest)                                     2.59%                         3.31
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                          2.79%                         6.72
--------------------------------------------------------------------------------------------------------------
Net investment income                                                  8.54%                         9.74
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                      $6,090,569                     5,040,189
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                    384%                          294
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.

(a) Per share data was calculated with average shares outstanding.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER EMERGING MARKETS INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Emerging Markets Income Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1999, and the related statements of operations and cash flows for the year ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers and other procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Emerging Markets Income Fund of Kemper Global/International Series, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

                                      Boston, Massachusetts
                                      December 17, 1999

NOTES

NOTES

NOTES

DIRECTORS & OFFICERS



DIRECTORS                      OFFICERS

JAMES E. AKINS                 MARK S. CASADY                ANN M. MCCREARY
Director                       President                     Vice President

JAMES R. EDGAR                 PHILIP J. COLLORA             SHERIDAN P. REILLY
Director                       Vice President and            Vice President
                               Secretary
ARTHUR R. GOTTSCHALK                                         M. ISABEL SALTZMAN
Director                       JOHN R. HEBBLE                Vice President
                               Treasurer
FREDERICK T. KELSEY                                          CORNELIA SMALL
Director                       JOYCE E. CORNELL              Vice President
                               Vice President
KATHRYN L. QUIRK                                             LINDA J. WONDRACK
Director and                   DIEGO ESPINOSA                Vice President
Vice President                 Vice President
                                                             MAUREEN E. KANE
FRED B. RENWICK                JOAN R. GREGORY               Assistant Secretary
Director                       Vice President
                                                             CAROLINE PEARSON
JOHN G. WEITHERS               TARA C. KENNEY                Assistant Secretary
Director                       Vice President
                                                             BRENDA LYONS
                               THOMAS W. LITTAUER            Assistant Treasurer
                               Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER       KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 219557
                               Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Massachusetts 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com



[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Global and International Funds prospectus.

KEMIF - 2(12/23/99) 1096680